                                                                    Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                                 18 U.S.C. 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Emily Liggett, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Capstone Turbine Corporation on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Capstone Turbine Corporation.

Date: May 15, 2003                         By: /s/ EMILY LIGGETT
                                               -----------------
                                           Emily Liggett
                                           Interim Chief Executive Officer

I, Karen Clark, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Capstone Turbine Corporation on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Capstone Turbine Corporation.

Date: May 15, 2003                         By: /s/ KAREN CLARK
                                               ---------------
                                           Karen Clark
                                           Chief Financial Officer